UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2011

Abbott Laboratories

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

Abbott Laboratories held its Annual Meeting of Shareholders on April 29, 2011.  The following is a summary of the matters voted on at that meeting.

(a)          The shareholders elected Abbott’s entire Board of Directors.  The persons elected to Abbott’s Board of Directors and the number of shares cast for, the number of shares withheld, and broker non-votes, with respect to each of these persons, were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert J. Alpern, M.D.	1,097,053,187	6,324,721	216,314,532
Roxanne S. Austin	1,091,618,202	11,759,707	216,314,532
W. James Farrell	1,063,585,536	39,792,373	216,314,532
H. Laurance Fuller	1,059,423,868	43,954,041	216,314,532
Edward M. Liddy	1,067,262,572	36,115,337	216,314,532
Phebe N. Novakovic	1,096,524,391	6,853,518	216,314,532
William A. Osborn	1,065,086,057	38,291,851	216,314,532
Samuel C. Scott III	1,095,726,336	7,651,573	216,314,532
Glenn F. Tilton	1,093,943,064	9,434,845	216,314,532
Miles D. White	1,059,296,381	44,081,528	216,314,532

(b)         The shareholders ratified the appointment of Deloitte & Touche LLP as Abbott’s auditors.  The number of shares cast in favor of the ratification of Deloitte & Touche LLP, the number against, the number abstaining, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
1,307,882,710	8,780,993	3,028,738	0

(c)          The shareholders voted to approve the compensation of Abbott’s named executive officers listed in the proxy statement for the 2011 annual meeting.  The shareholder vote is advisory and non-binding. The number of shares cast in favor of approval, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
856,801,936	239,290,915	7,285,058	216,314,532

(d)         The shareholders voted to approve management’s recommendation that Abbott present shareholders with the opportunity to vote on the compensation awarded to its named executive officers annually.  The shareholder vote is advisory and non-binding.  The number of shares cast in favor of holding the vote annually, every two years or every three years, the number abstaining and the number of broker non-votes were as follows:

Annual	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
986,335,153	9,417,905	101,442,161	6,182,690	216,314,532

(e)          The shareholders rejected a shareholder proposal requesting Abbott’s Board of Directors to create and implement a policy of price restraint on branded pharmaceuticals. The number of shares cast in favor of the shareholder proposal, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
28,195,661	914,726,421	160,455,827	216,314,532

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: May 5, 2011	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance
and Chief Financial Officer